UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2020, Global Technology, Inc. ( “Global Technology”), a wholly owned subsidiary of Applied Optoelectronics, Inc., entered into a twelve (12) month revolving line of credit agreement, totaling 60,000,000 RMB (the “Credit Line”), with China Merchants Bank Co., Ltd., in Ningbo, China (the “Bank”). The Credit Line will be used by Global Technology for general corporate purposes.

Global Technology may draw upon the Credit Line from October 16, 2020 until October 15th, 2021 (the “Credit Period”). During the Credit Period, Global Technology may request to draw upon the Credit Line on an as-needed basis; however, the amount of available credit under the Credit Line and the approval of each draw may be reduced or declined by the Bank due to changes in Chinese government regulations and/or changes in Global Technology’s financial and operational condition at the time of each requested draw. Each draw will bear interest equal to the Bank’s commercial banking interest rate effective on the day of the applicable draw.

Global Technology’s obligations under the Credit Line is unsecured. The agreement for the Credit Line also contain rights and obligations, representations and warranties, and events of default applicable to the Company that are customary for agreements of this type.

The foregoing description of Credit Facility do not purport to be a complete statement of the parties’ rights and obligations under the agreements and is qualified in its entirety by reference to the full text of the Credit Granting Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Line is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the Credit Granting Agreement, between Global Technology, Inc. and China Merchants Bank Co., Ltd., dated October 19, 2020.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By:	/s/ DAVID C. KUO
David C. Kuo General Counsel and Secretary

Date:  October 22, 2020

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